UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 8, 2003

                            REGENCY AFFILIATES, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                    1-7949                   72-0888772
           --------                    ------                   ----------
       (State or other          (Commission File No.)         (IRS Employer
jurisdiction of incorporation)                              Identification No.)

     610 N.E. Jensen Beach Blvd.
        Jensen Beach, Florida                                     34957
        ---------------------                                     -----
(Address of Principal Executive Offices)                        (Zip Code)

       Registrant's telephone number, including area code: (772) 334-8181
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ITEM 5. OTHER EVENTS

On April 8, 2003, the Company announced that it has entered into an amendment to the partnership agreement for Security Land and Development Company Limited Partnership ("Security Land"), a Maryland limited partnership that owns property that is leased to the General Services Administration of the United States. The Company is a limited partner in Security Land. Please see the press release attached hereto for more information.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit: 99.1     Press Release


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                                   Signatures

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 REGENCY AFFILIATES, INC.


                                                 By: /s/ Laurence S. Levy
                                                     ---------------------------
                                                     Name:  Laurence S. Levy
                                                     Title: President

Dated: April 8, 2003


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

                                  Exhibit Index

No.                                 Exhibit                                 Page
---                                 -------                                 ----

99.1                                Press Release                             5


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